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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 registration statement of our report dated December 16, 1996, incorporated by reference in First Federal Savings Bank of Brunswick, Georgia's Form 10-K for the year ended September 30, 1996, and to all references to our Firm included in this registration statement.

                                                   ARTHUR ANDERSEN LLP

Atlanta, Georgia
January 22, 1997